Total Purchase Price based on Fair Value of Assets and Liabilities Acquired (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2012 Container Purchases Purchase Two	Dec. 31, 2011 Container Purchases Purchase Two
Property Subject to or Available for Operating Lease [Line Items]
Containers, net	$ 3,233,131	$ 2,916,673	$ 200,080	$ 178,059
Other net assets			11,599
Other net assets	20,227	14,614		9,132
Total purchase price			$ 211,679	$ 187,191